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QUOVADX, INC.

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(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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May 9, 2003

Dear Stockholder:

      It is a pleasure for me to extend to you an invitation to attend the 2003 Annual Meeting of Stockholders of Quovadx, Inc. The Annual Meeting will be held on Thursday, June 19, 2003, at 9:00 a.m., local time, at The Plaza Events Center, Plaza IV, located at 6400 South Fiddler’s Green Circle, Englewood, Colorado 80111.

      The enclosed Notice of Annual Meeting and Proxy Statement describe the proposal to be considered and voted on at the Annual Meeting.

      We hope that all stockholders will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting personally, it is important that you be represented. To ensure that your vote will be received and counted, please promptly complete, sign, date and return your proxy card in the enclosed return envelope.

      On behalf of our Board of Directors and senior management of Quovadx, I would like to express our appreciation for your support of and interest in the Company. I look forward to seeing you at the Annual Meeting.

Sincerely,

LORINE R. SWEENEY
President and Chief Executive Officer

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Quovadx, Inc.:

      The Annual Meeting of Stockholders of Quovadx, Inc. will be held on Thursday, June 19, 2003, at 9:00 a.m., local time, at The Plaza Events Center, Plaza IV, located at 6400 South Fiddler’s Green Circle, Englewood, Colorado 80111, to consider and vote upon:

1. The election of two Class I directors for the ensuing three years and until their successors are duly elected and qualified; and

2. Any other business that may properly come before the Annual Meeting or any postponement or adjournment of the meeting.

      You may vote on these matters in person or by proxy. Whether or not you plan to attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:

•	Vote by telephone, or electronically through the Internet, by following the instructions included in your proxy card; or

•	Vote by mail, by promptly completing and returning the enclosed proxy card in the enclosed addressed stamped envelope.

      Only stockholders of record at the close of business on April 21, 2003 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment of the meeting. We anticipate first mailing our proxy statement and proxy card as well as our 2002 Annual Report on May 9, 2003.

      In accordance with Delaware law, for ten days prior to the Annual Meeting, a list of those stockholders will be made available for inspection in the office of the Assistant Secretary of Quovadx, Inc., located at 6400 South Fiddler’s Green Circle, Suite 1000, Englewood, Colorado 80111. This list also will be made available for inspection at the meeting.

By Order of the Board of Directors

ARTHUR F. SCHNEIDERMAN
Secretary

May 9, 2003

PROXY STATEMENT
GENERAL INFORMATION ABOUT VOTING
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS
INFORMATION ABOUT THE BOARD AND ITS COMMITTEES
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
CHANGE-IN-CONTROL AGREEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT PUBLIC ACCOUNTANTS
STOCK PERFORMANCE GRAPH
SUBMISSION OF STOCKHOLDERS PROPOSALS FOR THE 2004 ANNUAL MEETING

QUOVADX, INC.

6400 South Fiddler’s Green Circle, Suite 1000,
Englewood, Colorado 80111

PROXY STATEMENT

       Quovadx, Inc.’s Board of Directors (“Board”) solicits your proxy for the 2003 annual meeting of our stockholders (“Annual Meeting”) to be held at 9:00 a.m., local time, on Thursday, June 19, 2003, at The Plaza Events Center, Plaza IV, located at 6400 South Fiddler’s Green Circle, Englewood, Colorado 80111, or at any postponement or adjournment of the meeting, for the purposes set forth in the Notice of 2003 Annual Meeting of Stockholders.

      Your vote is very important. For this reason, the Board is requesting that, unless you are able to and intend to vote your shares in person at this Annual Meeting, you allow your Quovadx Common Stock (“Common Stock”) to be represented at the Annual Meeting by Lorine R. Sweeney and Linda K. Wackwitz, the persons named as proxies on the enclosed proxy card. This proxy statement has been prepared for the Board by our management. The terms “we”, “our”, “Quovadx” and the “Company” each refer to Quovadx, Inc. This proxy statement and the proxy card as well as our 2002 Annual Report are being sent to our stockholders (entitled to vote at the Annual Meeting) on or about May 9, 2003.

GENERAL INFORMATION ABOUT VOTING

Who Can Vote

      You are entitled to vote your Common Stock if our records show that you held your shares as of the close of business on April 21, 2003 (the “Record Date”). At the Record Date, 30,196,425 shares of Common Stock were outstanding and entitled to vote. Each share of our Common Stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote.

How to Vote

      Whether or not you plan to attend the Annual Meeting and if you hold your shares in your own name, you may instruct the proxies as to how to vote your shares via mail, telephone or the Internet.

•	Mail: by signing, dating and mailing the enclosed proxy card;

•	Telephone: by calling 1-800-435-6710 and entering the 11 digit control number at the bottom right hand corner of your proxy card; or

•	Internet: by going to the following URL address http://www.eproxy.com/qvdx.

      If you hold your shares through a broker, a bank or other nominee, you should vote your shares in the manner prescribed by your broker, bank or other nominee. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board for the proposal described in this proxy statement and on any other business that may come before the Annual Meeting.

How You May Revoke Your Proxy Instructions

      To revoke your proxy instructions, you must advise our Assistant Secretary in writing before your shares have been voted by the proxies at the Annual Meeting, deliver to us later proxy instructions or attend the Annual Meeting and vote your shares in person.

Quorum Requirement

      The Annual Meeting cannot be held unless a quorum equal to a majority of the outstanding shares entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares will be counted to determine whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. “Broker non-votes” also count for quorum purposes.

Votes Necessary for Action to be Taken

      Two directors will be elected at the Annual Meeting, meaning that the two nominees receiving the most votes will be elected. Abstentions will have no effect on the outcome of the election of directors. Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on any proposal other than the election of directors.

Cost of This Proxy Solicitation

      We will pay the expense of printing and mailing proxy solicitation materials. In addition to mailing proxy solicitation materials, our officers, directors or employees may also solicit proxies by personal interview, telephone, or facsimile. However, we will not pay additional compensation for those activities. While we do not expect to pay any compensation for the solicitation of proxies, we will, upon request, reimburse brokers, banks or other nominees at approved rates for their reasonable expenses in forwarding proxy materials to their principals and obtaining their proxies.

Attending the Annual Meeting

      If you are a holder of record and you plan to attend the Annual Meeting, please come to the registration desk before the meeting. If you are a beneficial owner of Common Stock held by a bank or broker (i.e., in “street name”), you will need proof of ownership of your Common Stock as of the Record Date to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker is an example of proof of ownership. If you want to vote in person your shares of Common Stock held in street name, you must obtain a proxy in your name from the registered holder.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

      Under our bylaws, the Board shall consist of nine members. However, the Board may increase or decrease the number of directors constituting the Board upon the approval of a majority of the directors then in office. The number of directors so determined shall be the authorized number of directors of the Company. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

      Our Board is currently comprised of eight members, divided into three classes and designated as Class I, Class II and Class III, as follows: three Class I directors whose terms expire at this Annual Meeting, two Class II directors whose terms expire at the 2004 annual meeting of our stockholders, and three Class III directors whose terms expire at the 2005 annual meeting of our stockholders.

      The Board has nominated, based on the recommendation of its Nominating and Corporate Governance Committee, Fred L. Brown and Charles J. Roesslein to serve as Class I directors for the term ending at the 2006 annual meeting of our stockholders and, pursuant to our bylaws, has reduced the size of the Board to seven members.

      If any director nominee is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the persons named as proxies may vote either for a substitute nominee designated by the present Board or for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board currently has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a Class I director. Such persons have been nominated to serve until the 2006 annual meeting of our stockholders or until their successors are elected and qualified.

      The following table sets forth information as to our current directors who have been nominated for election as Class I directors at the Annual Meeting and as to those who are continuing in office:

		Class and
		Year in Which
Name of Director	Age	Term Expires	Position with the Company

Fred L. Brown	62	Class I, 2003	Director
Charles J. Roesslein	54	Class I, 2003	Director
J. Andrew Cowherd	50	Class II, 2004	Director
James B. Hoover	48	Class II, 2004	Director
James A. Gilbert	54	Class III, 2005	Director
Jeffrey M. Krauss	46	Class III, 2005	Chairman of the Board of Directors
Lorine R. Sweeney	45	Class III, 2005	Director, President and Chief Executive Officer

      The following sets forth the business experience of each of the nominees over the last five years:

Nominees for election to the Board as Class I directors for a three-year term ending in 2006

      Fred L. Brown. Mr. Brown has been a Director of Quovadx since December 1999 and is Chairman of our Nominating and Corporate Governance Committee and a member of our Audit Committee and our Compensation Committee. He also has been a Director of Curon Medical, Inc. (Nasdaq: CURN), a medical product company, since May 2000. Mr. Brown currently is a Director of America’s Doctor, a privately held company, and a Director of Wellinx, Inc., also a privately held company. He also currently is Vice Chairman and a member of the Board Commissioners of the Joint Commission on Accreditation of Healthcare Organizations and Chairman-Elect of the National Kidney Foundation. He previously served as Vice Chairman of BJC HealthCare, a comprehensive healthcare network featuring 14 acute care hospitals, 7 long-term care facilities, 30,000 caregivers and physicians, and health plans covering more than 200,000 patients (“BJC”), from January 1999 to December 2000, during his tenure as Chairman of the American Hospital Association. Mr. Brown served as President and Chief Executive Officer of BJC from June 1993 until December 1998.

      Charles J. Roesslein. Mr. Roesslein has been a Director of Quovadx since December 2002 and is a member of our Audit Committee, our Compensation Committee and our Acquisition Committee. He currently is a Director of Atlantic Tele-Network, Inc. (AMEX: ANK), a telecommunication company. Mr. Roesslein has been a Director of National Instruments Corporation (Nasdaq: NATI), a global leader in virtual instrumentation software and hardware, since July 2000. Mr. Roesslein previously served as Chairman of the Board of Directors, President and Chief executive Officer of Prodigy Communications Corporation, an Internet service provider, from June 2000 to December 2000. He served as President and Chief Executive Officer of SBC-CATV, a cable television service provider, from October 1999 until May 2000, and as President and Chief Executive Officer of SBC Technology Resources, the applied research division of SBC Communications Inc., from August 1997 to October 1999.

      The following sets forth the business experience of each of the continuing directors over the last five years:

     Class II directors continuing in office — term expiring in 2004

      J. Andrew Cowherd. Mr. Cowherd has been a Director of Quovadx since March 1997 and is Chairman of our Compensation Committee and a member of our Nominating and Corporate Governance Committee and our Acquisition Committee. Since July 1996, he also has been a Managing Member of the general partner of Atlantic Medical Capital, L.P., a private investment fund dedicated to making investments in healthcare companies, and a Member of Atlantic Medical Management, LLC, which is the management services company of Atlantic Medical Capital, L.P. In addition, Mr. Cowherd has been a Director of several privately held companies, including NotifyMD, Inc., a privately held company providing unified messaging and other communications services to physicians, since August 1997, and Nursefinders, Inc., a privately held company providing healthcare staffing and home health care services, since January 1998.

      James B. Hoover. Mr. Hoover has been a Director of Quovadx since June 1999 and is Chairman of our Acquisition Committee and a member of our Nominating and Corporate Governance Committee and our Compensation Committee. He currently is the Managing Member of DCP I, L.L.C., which is the general partner of Dauphin Capital Partners I, L.P., a healthcare venture capital firm founded in June 1998. He also currently is the Managing Member of Dauphin Capital, LLC, which is the general partner of Dauphin Capital Partners, L.P., and a Member of Dauphin Management, LLC, which is the management services company of Dauphin Capital Partners, L.P. and Dauphin Capital Partners I, L.P. In addition, Mr. Hoover currently serves on the Board of Trustees of Elizabethtown College and as Chairman of their Investment Committee. Mr. Hoover currently is a Director of U.S. Physical Therapy, Inc. (Nasdaq: USPH), a national operator of outpatient rehabilitation clinics, and he also currently is a director of several privately held healthcare companies. From November 1992 until June 1998, Mr. Hoover was a General Partner of Welsh, Carson, Anderson & Stowe, a private equity firm specializing in the acquisition of healthcare and information services businesses.

     Class III directors continuing in office — term expiring in 2005

      James A. Gilbert. Mr. Gilbert has been a Director of Quovadx since October 2001 and is a member of our Nominating and Corporate Governance Committee, our Audit Committee and our Acquisition Committee. He currently is a Managing Partner of LiveOak Equity Partners, L.P., a venture capital fund focusing on the information technology and healthcare industries. Mr. Gilbert previously served on the Board of Directors, and as President and Chief Operating Officer, of IMNET Systems, Inc. (Nasdaq: IMNT), a provider of electronic information and document management systems to the healthcare industry, from September 1996 to November 1997. In addition, Mr. Gilbert served as a Director of Simione Central Holdings, Inc. (Nasdaq: SCHI), a provider of management information systems to the home healthcare community, for several years during the mid-to-late 1990s. Mr. Gilbert currently serves as a director of several privately held companies.

      Jeffrey M. Krauss. Mr. Krauss has been our Chairman of the Board since March 1997 and is Chairman of our Audit Committee and a member of our Compensation Committee and our Acquisition Committee. Mr. Krauss is a Certified Public Accountant. Since April 2000, he has been a Managing Member of Psilos Group Managers, LLC, a New York based venture capital firm, and a Managing Member of the general partner of Psilos Group Partners I, LP, Psilos Group Partners II, LP, and Psilos Group Partners II SBIC, LP, each a venture capital partnership. From May 1990 until March 2000, Mr. Krauss was a General Partner of the general partner of Nazem & Company III, L.P. and Nazem & Company IV, L.P., both venture capital funds. During that time, he also was a General Partner of the Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France. Mr. Krauss is currently a Director of Tegal Corporation (Nasdaq: TGAL), a designer and manufacturer of plasma etch and deposition systems used in the production of integrated circuits. He also is currently a director of several privately held companies.

      Lorine R. Sweeney. Ms. Sweeney has been a Director of Quovadx and our President and Chief Executive Officer since October 1997. From November 1994 until September 1997, Ms. Sweeney served as Vice President of Software Development and Technology and as Vice President of the UltiMedex Business Unit of Micromedex, Inc., an international supplier of clinical reference information to the healthcare and environmental industries. From August 1993 until November 1994, Ms. Sweeney served as a Managing Consultant for Microsoft Consulting Services, the management consulting division of Microsoft Corporation. Ms. Sweeney received her B.S. degree in Engineering from the University of Arizona and her M.B.A. degree from the University of Phoenix.

The Board recommends that the stockholders vote “FOR” the election of Fred L. Brown and Charles J. Roesslein as Class I Directors.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

      In 2002, the Board held eight meetings and acted eight times by unanimous written consent. In addition to meetings of the Board, directors attended separate meetings of Board committees. In 2002, all of the directors attended at least 75% of the meetings of the Board and committees on which they serve. In 2002, the Board adopted a charter for the Compensation Committee. In 2003, the Board adopted a revised charter for the Audit Committee and a charter for the Nominating and Corporate Governance Committee. Each of these documents is attached as an exhibit to this proxy statement.

Committees of the Board

      The Board currently has four standing committees, all of which consist solely of non-employee directors. The Board, in its business judgment, has determined that each of the members of its standing committees is an “independent director” as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc., as currently in effect or otherwise proposed. The Board also has determined that each of the members of the Audit Committee is an “independent director” as currently provided in section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), as added by Section 301 of the Sarbanes-Oxley Act of 2002.

Audit Committee

      In 2002, the Audit Committee held five meetings and acted one time by unanimous written consent. During 2002, the Audit Committee was composed of Messrs. Krauss (Chairman), Brown and Gilbert. Mr. Roesslein was appointed to serve as a member of the Audit Committee in 2003. The principal functions of the Audit Committee are to: (i) oversee our financial reporting, internal controls and audit functions; (ii) select, evaluate and, when appropriate, replace our independent auditors; (iii) review the independent auditors’ audit scope, approach and independence; and (iv) oversee the performance of our independent auditors.

Compensation Committee

      In 2002, the Compensation Committee held ten meetings. During 2002, the Compensation Committee was composed of Messrs. Cowherd (Chairman), Brown, Hoover and Krauss. Mr. Roesslein was appointed to serve as a member of the Compensation Committee in 2003. The principal functions of the Compensation Committee are to: (i) make recommendations to the Board regarding the salaries and other compensation paid to our Chief Executive Officers and other executive officers; and (ii) administer our stock option plans.

Nominating and Corporate Governance Committee

      In 2002, the Nominating and Corporate Governance Committee held three meetings. During 2002, the Nominating and Corporate Governance Committee was composed of Messrs. Brown (Chairman), Cowherd and Hoover. Mr. Gilbert was appointed to serve as a member of the Nominating and Corporate Governance Committee in 2003. The primary functions of the Nominating and Corporate Governance Committee are to: (i) make recommendations to the Board regarding the size and composition of the Board and its committees; (ii) establish procedures for the nomination process; (iii) recommend candidates for election to the Board; (iv) nominate officers for election by the Board; (v) develop corporate governance guidelines, review them annually and recommend changes as necessary; and (vi) develop and oversee the self-evaluation process for the Board and its committees.

      The Nominating and Corporate Governance Committee considers nominees proposed by stockholders. To recommend a prospective nominee for the Nominating and Corporate Governance Committee’s consideration, you may submit the candidate’s name and qualifications to our Assistant Secretary at our mailing address. The procedure for nominating a person for election as a director at the 2004 annual meeting of our stockholders is described under “Submission of Stockholders Proposals for the 2004 Annual Meeting” on page 20.

Acquisition Committee

      In 2002, the Acquisition Committee held two meetings. During 2002, the Acquisition Committee was composed of Messrs. Hoover (Chairman), Cowherd, Gilbert and Krauss. Mr. Roesslein was appointed to serve as a member of the Acquisition Committee in 2003. The primary functions of the Acquisition Committee are to review and advise the Board regarding acquisition or investment candidates that have been recommended by our management.

Directors’ Compensation

      It is the general policy of the Board that compensation for non-employee or independent directors should be a mix of cash and equity-based compensation. Employee directors are not paid for Board service in addition to their regular employee compensation. Independent directors may not receive consulting, advisory or other compensatory fees from Quovadx in addition to their Board compensation.

Cash Compensation

      In 2002, each non-employee director received an annual fee of $20,000. In addition, each non-employee director received a fee of $1,000 plus reasonable out-of-pocket expenses for each Board or committee meeting attended.

      In December 2002, the Nominating and Corporate Governance Committee and the Board reviewed and revised the Board’s cash compensation. Starting with 2003, each non-employee director receives an annual fee of $25,000 and fees of $1,500 (plus reasonable out-of-pocket expenses) for each committee meeting attended and $1,000 (plus reasonable out-of-pocket expenses) for each Board meeting attended.

Equity-based Compensation

      Quovadx also grants stock options to non-employee directors. Upon election to the Board, each non-employee director automatically receives an initial grant of a non-qualified option to purchase 25,000 shares of our Common Stock under our 1999 Director Option Plan. After the initial grant, a non-employee director will automatically be granted subsequent non-qualified options to purchase 10,000 shares of our Common Stock each year on the date of our stockholders meeting, if on such date he or she has served on our Board for at least six months. Each initial option vests 25% on each anniversary date of the grant, and each subsequent option vests 100% on the earlier of the one-year anniversary of the date of grant or the annual stockholders meeting in the next calendar year, provided that non-employee directors remain members on our Board on such dates. If we merge with another corporation or sell substantially all our assets, each option will become fully vested and exercisable. The exercise price for all non-qualified options granted to non-employee directors under this plan is equal to the fair market value of our Common Stock on the date of grant.

      In addition, each non-employee director who serves as chair on one of the Board’s four standing committees receives an annual grant of a non-qualified option to purchase 5,000 shares of our Common Stock under our 1997 Stock Plan. Each non-employee director, who serves as a member of the Board’s Audit Committee, also receives an annual grant of a non-qualified option to purchase 5,000 shares of our Common Stock under this plan. Options so granted under this plan vest 100% on the earlier of the one-year anniversary of the date of grant or the annual stockholders meeting in the next calendar year; however, in the event of a change of control, the options will vest immediately. The exercise price for all non-qualified options granted to non-employee directors under this plan is equal to the fair market value of our Common Stock on the date of grant.

      During 2002, we granted the following options to our non-employee directors:

Name of Director	Number of Shares		Date of Grant	Exercise Price

Joseph G. Bleser	10,000	(1)	June 19, 2002	$6.20

Fred L. Brown	10,000	(1)	June 19, 2002	$6.20
	5,000	(2)	May 1, 2002	$8.23
	5,000	(3)	May 1, 2002	$8.23

J. Andrew Cowherd	10,000	(1)	June 19, 2002	$6.20
	5,000	(2)	May 1, 2002	$8.23

Robert I. Murrie	10,000	(1)(4)	June 19, 2002	$6.20

James A. Gilbert	10,000	(1)	June 19, 2002	$6.20
	5,000	(3)	May 1, 2002	$8.23

James B. Hoover	10,000	(1)	June 19, 2002	$6.20
	5,000	(2)	May 1, 2002	$8.23

Jeffrey M. Krauss	10,000	(1)	June 19, 2002	$6.20
	5,000	(2)	May 1, 2002	$8.23
	5,000	(3)	May 1, 2002	$8.23

Charles J. Roesslein	25,000	(5)	December 12, 2002	$2.51

(1)	Automatic annual grant of subsequent non-qualified options under the 1999 Director Option Plan.

(2)	Grant of non-qualified options under the 1997 Stock Plan due to his service as chair of a standing committee of the Board.

(3)	Grant of non-qualified options under the 1997 Stock Plan due to his service as a member of the Audit Committee.

(4)	Mr. Murrie resigned from the Board, effective December 11, 2002. These options were canceled as of that date.

(5)	Initial grant of non-qualified options under the 1999 Director Option Plan.

Compensation Committee Interlocks and Insider Participation

      As noted above, the Compensation Committee is comprised solely of independent directors. None of its members is, or formerly was, an officer or an employee of Quovadx. No executive officers of Quovadx serve as a member of the compensation committee (or equivalent), or on the board of directors of any entity (other than Quovadx) that has one or more executive officers serving as a member of our Board or Compensation Committee, nor has any such interlocking relationship existed during 2002.

EXECUTIVE OFFICERS

      In addition to Ms. Sweeney, whose information is described above, the following table sets forth information about each of our other executive officers. There are no family relationships among any of our directors or executive officers.

Name	Age	Position

Afshin Cangarlu	36	Executive Vice President and Chief Operating Officer
Deborah L. Dean	36	Executive Vice President, Product Management
David E. Nesvisky	42	Executive Vice President, Sales
Gary T. Scherping	43	Executive Vice President and Chief Financial Officer
Ann C. Ting	55	Executive Vice President and Chief Technology Officer
Linda K. Wackwitz	52	Executive Vice President, General Counsel and Assistant Secretary

      The following sets forth the business experience of each of our other executive officers over the last five years:

      Afshin Cangarlu. Mr. Cangarlu has been our Chief Operating Officer since December 2001 and our Executive Vice President since August 2001. From May 2000 to August 2001, Mr. Cangarlu was Senior Vice President and General Manager for the West Region Consulting Practice of Quovadx. From October 1995 to April 2000, Mr. Cangarlu was the CIO and Director of Application Development of DreamWorks SKG Information Technology organization, where he was tasked to design and implement business applications supporting all divisions of the company.

      Deborah L. Dean. Ms. Dean has been our Executive Vice President of Product Management since August 2001. From April 2000 to August 2001, Ms. Dean was the Senior Vice President of Product Management for Healthcare.com Corporation (formerly known as HIE, Inc.). From January 1999 to April 2000, Ms. Dean was the Senior Vice President of e-Business for Healthcare.com Corporation and Senior Vice President of Research and Development for HIE, Inc. From November 1994 to December 1998, Ms. Dean was the Vice President of Research and Development and founder of Criterion Health Strategies, a data warehousing and consulting firm (Criterion was purchased by HIE, Inc.).

      David E. Nesvisky. Mr. Nesvisky has been our Executive Vice President of Sales since April 2002. Mr. Nesvisky came to us after a 14-year tenure at Oracle Corp., where he most recently was Group Vice President of Oracle’s Health Industries sales organization.

      Gary T. Scherping. Mr. Scherping has been our Executive Vice President and Chief Financial Officer since March 2001. From May 2000 to March 2001, Mr. Scherping was our Vice President and Controller. From February 2000 to May 2000, Mr. Scherping was our Vice President of Acquisitions. From August 1994 to February 2000, Mr. Scherping held several management positions with Echo Bay Mines, Ltd., including being Treasurer from February 1999 to February 2000, and being Director of Marketing and Banking from July 1997 to February 1999.

      Ann C. Ting. Dr. Ting has been our Executive Vice President and Chief Technology Officer since June 2001. From May 1994 to June 2001, Dr. Ting held several positions of increasing responsibility, including the role of President and Chief Operating Officer, at Confer Software, Inc., which was an e-business process management software company acquired by us in June 2001.

      Linda K. Wackwitz. Ms. Wackwitz has been our Executive Vice President, General Counsel and Assistant Secretary since December 2001. Prior to joining us, she was a partner from December 1999 until November 2001, and special counsel from November 1997 to December 1999, in the commercial law and securities group of Holme Roberts & Owen LLP’s Boulder and Denver offices where her principal clients were rapidly growing technology companies.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information concerning compensation received by our Chief Executive Officer and each of our other four most highly compensated executive officers who served in those capacities during 2002, as well as one other highly compensated individual who was not serving as our executive officer at December 31, 2002 (individually, a “Named Executive Officer,” and collectively, the “Named Executive Officers”), for services rendered during the years ended December 31, 2002, 2001 and 2000:

				Long Term
				Compensation

		Annual Compensation		Securities
				Underlying
Name and Principal Position	Year	Salary	Bonus	Options (#)

Lorine R. Sweeney	2002	$350,000	$250,000	125,000
President and Chief Executive Officer	2001	$278,461	$82,500	375,000
	2000	$195,456	$2,813	150,000

Afshin Cangarlu(1)	2002	$249,808	$152,500	95,000
Executive Vice President and	2001	$200,000	$288,609	130,000
Chief Operating Officer	2000	$129,185	$204,473	70,000

David E. Nesvisky(2)	2002	$562,500	$150,000	215,000
Executive Vice President, Sales	2001	—	—	—
	2000	—	—	—

Thomas M. Pianko(3)	2002	$418,667	—	—
Former Executive Vice President,	2001	$631,215	—	50,000
Channel Sales and Business	2000	$275,599	$9,063	37,000
Development

Gary T. Scherping(4)	2002	$210,000	—	45,000
Executive Vice President and	2001	$166,212	$37,022	160,000
Chief Financial Officer	2000	$107,368	$3,214	59,000

Ann C. Ting(5)	2002	$210,000	$25,000	130,000
Executive Vice President and	2001	$121,962	—	360,000
Chief Technology Officer	2000	—	—	—

(1)	Mr. Cangarlu joined Quovadx in May 2000. Mr. Cangarlu received no compensation from Quovadx prior to that time.

(2)	Mr. Nesvisky joined Quovadx in April 2002. Mr. Nesvisky received no compensation from Quovadx prior to that time.

(3)	Mr. Pianko’s employment with Quovadx terminated in December 2002.

(4)	Mr. Scherping joined Quovadx in February 2000. Mr. Scherping received no compensation from Quovadx prior to that time.

(5)	Dr. Ting joined Quovadx in June 2001. Dr. Ting received no compensation from Quovadx prior to that time.

Option Grants in the Last Fiscal Year

      The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during 2002:

	Individual Grants
					Potential Realizable Value
	Number of				at Assumed Annual Rates
	Securities	% of Total			of Stock Price Appreciation
	Underlying	Options	Exercise		for Option Term(5)
	Options	Granted to	Price per	Expiration
Name	Granted(1)	Employees(2)	Share(3)	Date(4)	5%	10%

Lorine R. Sweeney	125,000	7.9%	$2.61	12/20/2012	$205,177	$519,958
Afshin Cangarlu	50,000	3.1%	$6.40	03/20/2012	$201,246	$509,998
	45,000	2.8%	$2.61	12/20/2012	$73,864	$187,185
David E. Nesvisky	175,000	11.0%	$6.00	03/15/2012	$660,339	$1,673,430
	40,000	2.5%	$2.61	12/20/2012	$65,657	$166,387
Thomas M. Pianko(6)	—	—	—	—	—	—
Gary T. Scherping	45,000	2.8%	$2.61	12/20/2012	$73,864	$187,185
Ann C. Ting	90,000	5.7%	$6.02	06/07/2012	$340,735	$863,490
	40,000	2.5%	$2.61	12/20/2012	$65,657	$166,387

(1)	Stock options granted to the Named Executive Officers pursuant to our 1997 Stock Plan in the fiscal year ended December 31, 2002.

(2)	Based on a total of 1,588,200 shares subject to stock options granted to employees pursuant to our 1997 Stock Plan and our 2000 Nonstatutory Stock Option Plan in the fiscal year ended December 31, 2002, including shares subject to stock options granted to the Named Executive Officers.

(3)	All stock options were granted at exercise prices, which were equal to the fair market value of our Common Stock on the date of grant.

(4)	Stock options in this table may terminate before their expiration as a result of the termination of the optionee’s status as an employee or upon the optionee’s disability or death.

(5)	In accordance with the SEC rules, these columns show gains that could accrue for the respective stock options, assuming that the market price of our Common Stock appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%, respectively. If the price of our Common Stock does not increase above the exercise price at the time of exercise, realized value to the Named Executive Officers from these stock options will be zero.

(6)	Mr. Pianko’s employment with Quovadx terminated in December 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table contains the aggregate number of shares of Common Stock underlying stock options exercised during the fiscal year ended December 31, 2002 and the numbers of shares underlying stock options held by each Named Executive Officer as of December 31, 2002:

			Number of Shares			Value of Unexercised
			Underlying Unexercised			In-The-Money
			Options at			Options at
	Shares		December 31, 2002			December 31, 2002(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable		Unexercisable	Exercisable	Unexercisable

Lorine R. Sweeney	—	—	1,438,726		—	$536,360	—
Afshin Cangarlu	—	—	88,333		206,667	—	—
David E. Nesvisky	—	—	—		215,000	—	—
Thomas M. Pianko	—	—	82,541	(2)	—	—	—
Gary T. Scherping	—	—	91,833		172,167	—	—
Ann C. Ting	—	—	134,999		355,001	—	—

(1)	The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of shares of Common Stock underlying the option by the difference between the exercise price of the option and the closing price of our Common Stock as reported on the Nasdaq National Market on December 31, 2002 (i.e., $1.17 per share).

(2)	These options were canceled on March 2, 2003.

CHANGE-IN-CONTROL AGREEMENT

      Healthcare.com Corporation, a Georgia corporation (“HCDC”), entered into a Change in Control Severance Compensation and Restrictive Agreement with Deborah L. Dean, a Named Executive Officer, dated May 4, 2001 but effective as of August 13, 2001 (the “Agreement”), the date when the Company acquired HCDC and assumed the Agreement. The Agreement will terminate on August 13, 2003. Under the terms of the Agreement, if the company terminates Ms. Dean’s employment after August 13, 2001 other than for Disability, Retirement or Cause (as defined in the Agreement), or if Ms. Dean terminates her employment for Good Cause (as defined in the Agreement), Ms. Dean will be entitled to receive payment in the amount of her then current annual base salary plus annual targeted bonus and participate in all employee benefits provided by the Company for a period of one year following the Date of Termination (as defined in the Agreement). The payment provided in the Agreement is in lieu of any other severance compensation that may otherwise be payable to Ms. Dean. For so long as Ms. Dean receives payments from the Company pursuant to the terms of the Agreement, her employment is not considered terminated with respect to any Company stock option or stock purchase plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Other than the director and executive officer compensation arrangements described above and the transaction described below, there has not been since the beginning of our last fiscal year, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party, in which the amount involved exceeds $60,000, and in which any director, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of these people had or will have a direct or indirect material interest.

      In March, 2002, we completed the sale of assets of our Advica Health Resources subsidiary to Royal Health Care of Long Island, LLC, d/b/a Royal Health Care (“Royal”) for $475,000 in cash and 4.6% of the outstanding equity in Royal (“Transaction”). In conjunction with the sale, Quovadx and Royal signed a seven-year, $5 million application service provider agreement. Mr. Jeffrey M. Krauss, our Chairman of the Board, is also a member of the Board of Managers of Royal, where he represents the membership interests of the New York City Investment Fund. Mr. Krauss maintained a strict policy of confidentiality and personal exclusion from all financial matters associated with this Transaction, as evidenced by his abstention from all meetings and votes on behalf of each of the parties related to respective evaluations of deal terms and decisions to proceed with the Transaction.

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

Introduction

      The Quovadx, Inc. Board of Directors’ Compensation Committee (the “Compensation Committee”) administers the executive compensation program of the Company. In this regard, the role of the Compensation Committee, which is composed solely of non-employee directors, is to establish and approve salaries and other compensation of the Company’s executive officers. The Compensation Committee also oversees the Company’s stock option plans, including reviewing and approving stock option grants to Quovadx’s executive officers and employees. The Compensation Committee’s written charter adopted by the Board in December

2002, which describes in greater detail the Compensation Committee’s responsibilities and authority, is attached as Exhibit A to this proxy statement.

      The Company’s executive compensation program is designed to attract and retain executives who will contribute to the Company’s long-term success, to reward executives for achieving both short and long-term strategic Company goals, to link executive and stockholder interests through equity-based plans, and to provide a compensation package that recognizes individual contributions and Company performance. A meaningful portion of each executive’s total compensation is intended to be variable and to relate to and be contingent upon Company performance.

Compensation Philosophy

      The Company’s compensation philosophy is that cash compensation must be competitive with other technology companies of comparable size in order to help motivate and retain existing staff and provide a strong incentive to achieve specific Company goals. The Company believes that the use of stock options as a long-term incentive links the interests of the employees to that of the stockholders and motivates key employees to remain with the Company to a degree that is critical to the Company’s long-term success, while rewarding individuals for the Company’s performance, to the extent it is reflected in the stock price of the Company. In 2002, the payment of cash bonuses to management was tied to the achievement of specific levels of EBITDA (earnings before interest, taxes, depreciation and amortization) versus the operating budget according to a formula approved by the Board. Based on the results of 2002, no cash bonuses were paid to management under this formula.

Executive Officer Compensation

      Each executive officer’s compensation package is comprised of three components: base salary, bonus and stock-based incentive awards.

Base salary

      Base salary reflects individual performance and personal expertise. The level of base salary is based primarily upon the individual qualifications and relevant experience of each officer, the strategic goals for which the officer has primary responsibility, the compensation levels at similar companies and, based on market comparisons, the incentives necessary to attract and retain qualified management. Base salaries are adjusted each year to allow Quovadx to maintain a competitive salary structure and to reward individual performance and growth.

Bonus

      Bonuses are tied to the achievement of certain performance standards or to reward outstanding service or achievement, are paid in cash and are variable in amounts. Cash bonuses are awarded on a discretionary basis based on achievement of departmental team goals and company-wide goals.

Stock-based incentive awards

      Stock-based incentive awards are designed to align the interests of the Company’s executive officers with those of the Company’s stockholders. Officers are awarded options to purchase shares of the Company’s common stock under the Company’s 1997 Stock Plan, which has been approved by our stockholders. The Compensation Committee considers the officer’s position with the Company, his or her responsibilities and performance and the practices at similar companies, as well as the officer’s existing level of equity ownership in the Company. Each option grant allows an officer to acquire shares of the Company’s common stock over a period of time, generally ten years, at a fixed price per share, which is the fair market value of a share of the Company’s common stock on the date of the grant. Options granted during fiscal 2002 vest at the rate of 25% on the first anniversary of the date of grant and in equal monthly installments thereafter over a three-year period, so long as the officer continues to be employed by the Company.

Chief Executive Officer Compensation

      Lorine R. Sweeney has been the Company’s Chief Executive Officer since October 1997. The Compensation Committee evaluates a number of factors to determine the compensation received by Ms. Sweeney, including the performance for chief executive officers of similar companies, information provided by a leading independent compensation consultant and other factors including but not limited to: personnel management (including hiring and retention of key individuals), investor relations, relations with the Board, acquisitions and financial management.

      Her base salary and bonus for the year ended December 31 2002 were $350,000 and $250,000, respectively. This represented an increase in base salary of 25.7% from her base salary in the year ended December 31, 2001, and an increase in bonus of 203.0% from the bonus paid to her in the year ended December 31, 2001. On September 28, 2001, the Compensation Committee approved the payment of a bonus of $250,000 in connection with the successful completion of the public offering of the Company and in recognition of the achievement of other milestones in 2001. The bonus was paid in four installments in 2002.

      On December 20, 2002, Ms. Sweeney received a grant of an option to purchase 125,000 shares of the Company’s common stock under the Company’s 1997 Stock Plan at an exercise price of $2.61 per share. This option vests over a four-year period with 25% vesting on the first anniversary of the date of grant and the remaining 75% vesting in equal monthly installments over the next three years; all options under this grant are immediately exercisable.

Respectfully submitted,

The Quovadx Compensation Committee

J. Andrew Cowherd (Chairman)
Fred L. Brown
James Hoover
Jeffrey M. Krauss

May 9, 2003

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, to the best of our knowledge, the beneficial ownership of our Common Stock as of April 21, 2003 by: (i) each person known by us to be the beneficial owner of more than five percent of our Common Stock; (ii) each of our directors; (iii) our Named Executive Officers; and (iv) all of our directors and executive officers as a group.

      The number of shares beneficially owned by each entity or person is determined under the SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 21, 2003 through the exercise of any stock option or other right.

      Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table:

	Shares	Percentage
Name of Beneficial Owner	Beneficially Owned	Beneficially Owned(1)

Wellington Management Company, LLP(2)	3,967,400	13.14%
Atlantic Medical Capital, L.P.(3)	2,503,001	8.28%
Royce & Associates, LLC(4)	2,248,800	7.45%
Mellon Financial Corporation(5)	2,137,892	7.08%
Lorine R. Sweeney(6)	1,527,726	4.83%
Joseph G. Bleser(7)	120,954	*
Fred L. Brown(8)	65,000	*
J. Andrew Cowherd(9)	2,516,001	8.33%
James A. Gilbert(10)	30,049	*
James B. Hoover(11)	555,764	1.84%
Jeffrey M. Krauss(12)	76,500	*
Charles J. Roesslein	—	*
Afshin Cangarlu(13)	131,151	*
David E. Nesvisky(14)	57,687	*
Thomas M. Pianko(15)	—	*
Gary T. Scherping(16)	154,345	*
Ann C. Ting(17)	205,537	*
All directors, Named Executives Officers and other executive officers as a group (15 persons)(18)	5,559,811	17.06%

*	Indicates less than 1%.

(1)	Based on the total number of 30,196,425 shares of our Common Stock outstanding as of the Record Date.

(2)	As reported on Schedule 13G, filed with the SEC on February 12, 2003, these shares, which are held of record as of December 31, 2002 by clients of Wellington Management Company, LLP, may be deemed to be beneficially owned by Wellington Management Company, LLP, it its capacity as investment adviser. The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

(3)	Represents: (i) 2,388,001 shares held by Atlantic Medical Capital, L.P.; (ii) 70,000 shares owned by AHR Seller Group, LLC; and (iii) 45,000 shares subject to stock options exercisable within 60 days of April 21, 2003 held by Atlantic Medical Management, LLC. J. Andrew Cowherd, one of our directors, is a member of Atlantic Medical Management, LLC. Atlantic Medical Management, LLC is the management services company of Atlantic Medical Capital, L.P. Atlantic Medical Capital, L.P. is a member of the AHR Seller Group, LLC. Atlantic Medical Management, LLC has three members, each of whom shares voting and investment power over the shares held by Atlantic Medical Capital, L.P. Mr. Cowherd disclaims beneficial ownership of the shares held by these entities except to the extent of his proportionate pecuniary interest. The address of Atlantic Medical Capital, L.P. is 156 West 56th Street, Suite 1605, New York, New York 10019.

(4)	As reported on Schedule 13G, filed with the SEC on February 5, 2003, these shares are beneficially owned by Royce & Associates, LLC, as of December 31, 2002. The address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, New York 10019.

(5)	As reported on Schedule 13G/ A, filed with the SEC on January 22, 2003, these shares are beneficially owned by Mellon Financial Corporation’s direct or indirect subsidiaries (in their various fiduciary capacities) listed on Exhibit I to this schedule. The address of Mellon Financial Corporation is One Mellon Center, Pittsburgh, Pennsylvania 15258.

(6)	Represents: (i) 86,500 shares owned by Lorine R. Sweeney individually; (ii) 1,438,726 shares subject to stock options exercisable within 60 days of April 21, 2003 held by Ms. Sweeney; and (iii) 2,500 shares owned by Ms. Sweeney’s spouse.

(7)	Represents: (i) 6,597 shares owned by Joseph G. Bleser individually; and (ii) 114,357 shares subject to stock options exercisable within 60 days of April 21, 2003 held by Mr. Bleser.

(8)	Represents 65,000 shares subject to stock options exercisable within 60 days of April 21, 2003 held by Fred L. Brown.

(9)	Represents: (i) 11,500 shares owned by J. Andrew Cowherd individually; (ii) 1,000 shares held by Mr. Cowherd’s spouse as custodian for the benefit of Mr. and Ms. Cowherd’s son; (iii) 500 shares held in the name of Mr. Cowherd’s spouse; (iv) 2,388,001 shares held by Atlantic Medical Capital, L.P.; (v) 70,000 shares owned by AHR Seller Group, LLC; and (vi) 45,000 shares subject to stock options exercisable within 60 days of April 21, 2003 held by Atlantic Medical Management, LLC. J. Andrew Cowherd, one of our directors, is a member of Atlantic Medical Management, LLC. Atlantic Medical Management, LLC is the management services company of Atlantic Medical Capital, L.P. Atlantic Medical Capital, L.P. is a member of the AHR Seller Group, LLC. Atlantic Medical Management, LLC has three members, each of whom shares voting and investment power over the shares held by Atlantic Medical Capital, L.P. Mr. Cowherd disclaims beneficial ownership of the shares held by these entities except to the extent of his proportionate pecuniary interest.

(10)	Represents: (i) 8,799 shares held by James A. Gilbert individually; and (ii) 21,250 shares subject to stock option exercisable within 60 days of April 21, 2003 held by Mr. Gilbert.

(11)	Represents: (i) 34,838 shares owned by James B. Hoover individually; (ii) 475,926 shares held by Dauphin Capital Partners I, L.P.; (iii) 35,000 shares subject to stock options exercisable within 60 days of April 21, 2003 held by Mr. Hoover; and (iv) 10,000 shares subject to stock options exercisable within 60 days of April 21, 2003 held by Dauphin Management, L.L.C. Mr. Hoover, one of our directors, is a Member of Dauphin Management, LLC, which is the management services company of Dauphin Capital Partners I, L.P. Mr. Hoover disclaims beneficial ownership of the shares held by that entity except to the extent of his proportionate pecuniary interest.

(12)	Represents: (i) 26,500 shares owned by Jeffrey M. Krauss individually; and (ii) 50,000 shares subject to stock options exercisable within 60 days of April 21, 2003 held by Mr. Krauss.

(13)	Represents: (i) 4,278 shares owned by Afshin Cangarlu individually, which shares were purchased under our 1999 Employee Stock Purchase Plan; and (ii) 126,873 shares subject to stock options exercisable within 60 days of April 21, 2003 held by Mr. Cangarlu.

(14)	Represents: (i) 3,000 shares owned by David E. Nesvisky individually; and (ii) 54,687 shares subject to stock options exercisable within 60 days of April 21, 2003 held by Mr. Nesvisky.

(15)	Mr. Pianko’s options were canceled as of March 2, 2003.

(16)	Represents: (i) 28,136 shares owned by Gary T. Scherping individually, including 5,136 shares which were purchased under our 1999 Employee Stock Purchase Plan; (ii) 10,000 shares held in the name of Mr. Scherping’s spouse for which Mr. Scherping disclaims beneficial ownership; and (iii) 116,209 shares subject to stock options exercisable within 60 days of April 21, 2003 held by Mr. Scherping.

(17)	Represents: (i) 3,037 shares held by Ann C. Ting individually, which shares were purchased under our 1999 Employee Stock Purchase Plan; and (ii) 202,500 shares subject to stock options exercisable within 60 days of April 21, 2003.

(18)	Includes 2,391,476 shares subject to stock options exercisable within 60 days of April 21, 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms and the written representations received by us from reporting persons, we believe that, during the Company’s fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were met, with the exception of the following one inadvertent late report: Mr. Cangarlu filed one late Form 5 relating to a single option grant.

REPORT OF THE AUDIT COMMITTEE

      The Quovadx, Inc. Board of Directors’ Audit Committee (the “Audit Committee”) is currently comprised of four directors who are not employees of Quovadx, Inc. All members of the Audit Committee meet the criteria for independence as currently defined in Rule 4200(a)(15) of the listing standards of the National Association Securities Dealers, Inc. (“NASD”).

      During 2002, the Audit Committee was composed of Messrs. Krauss, Brown and Gilbert and operated under its written charter, as adopted by the Board. The Audit Committee’s revised charter (“Charter”), adopted by the Board in January 2003, is attached as Exhibit B to this proxy statement. The Audit Committee reviews and assesses the adequacy of its Charter on an annual basis, or more frequently as needed.

      The Audit Committee held five meetings and acted one time by unanimous written consent during 2002. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company’s management (“Management”) and between the Audit Committee and the Company’s independent auditors, Ernst & Young, LLP (“Ernst & Young”). During these meetings, the Audit Committee reviewed and discussed the Company’s audited financial statements with Management and Ernst & Young.

      The discussions with Ernst & Young also included the matters required by Statements on Auditing Standards (SAS) No. 61, “Communication with Audit Committees,” as amended by SAS No. 89, “Audit Adjustments,” and No. 90, “Audit Committee Communications.” The Audit Committee received from Ernst & Young written disclosures regarding its independence as required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees.” This information was discussed with Ernst & Young. The Audit Committee also has considered whether the provision of the non-audit services described below by Ernst & Young is compatible with maintaining its independence and has concluded that it is.

      In reliance on the above-referenced reviews and discussions, and the report of the Company’s independent auditors, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the United States Securities and Exchange Commission.

Respectfully submitted,

The Quovadx Audit Committee

Jeffrey M. Krauss (Chairman)
Fred L. Brown
James A. Gilbert

May 9, 2003

INDEPENDENT PUBLIC ACCOUNTANTS

General

      Ernst & Young LLP (“Ernst & Young”) served as our independent auditors for the fiscal year ended December 31, 2002.

      In October 2002, the Audit Committee approved the appointment of Ernst & Young as our independent accountants for the Company’s fiscal year ending December 31, 2003.

      The Audit Committee and our Board are not at this time asking for ratification by the stockholders of the selection of Ernst & Young as our independent accountants for the Company’s fiscal year ending December 31, 2003.

      A representative of Ernst & Young will be present at the Annual Meeting and will be available to respond to appropriate questions by stockholders and will be given an opportunity to make a statement if the representative desires to do so.

Change in Independent Public Accountants

      On April 11, 2001, we dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as our independent accountants. The decision to change accountants was recommended by our Audit Committee and approved by our Board.

      During the two fiscal years immediately preceding such dismissal, and the subsequent interim period through April 11, 2001, there were no disagreements between us and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference to the subject matter of the disagreement in their reports on the financial statements for such years.

      The reports issued by PricewaterhouseCoopers on Quovadx’s financial statements for the years ended December 31, 1999 and 2000 did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

      None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred during the two fiscal years immediately preceding such dismissal, and the subsequent interim period through April 11, 2001.

      Effective April 18, 2001, we retained Ernst & Young to perform the annual audit of our financial statements. During the two fiscal years immediately preceding such appointment, and the subsequent interim period through April 18, 2001, we did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K under the Exchange Act.

      The Company initially reported the change in accountants on Form 8-K on April 18, 2001. The Form 8-K contained a letter from PricewaterhouseCoopers to the SEC stating that PricewaterhouseCoopers agreed with the statements concerning their firm made in such letter.

Fees Billed by our Auditors for the 2002 and 2001 Fiscal Years

      Aggregate fees billed to the Company and its subsidiaries for the fiscal years ended December 31, 2002 and 2001 by Ernst & Young were as follows:

	2002	2001

Audit Fees(a)	$399,595	$460,782
Audit-Related Fees(b)	46,620	315,174

Total Audit and Audit-Related Fees	446,215	775,956
Tax Fees(c)	118,285	59,925
All Other Fees	0	0

Total Fees	$564,500	$835,881

(a)	This category includes fees for the audit of Quovadx’s annual financial statements for the years ended December 31, 2002 and 2001, review of financial statements included in Quovadx’s Form 10-Q Quarterly Reports filed during 2002 and 2001 and services that are normally provided by the independent auditors with statutory and regulatory filings or engagements for both fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and the preparation of an annual “management letter” on internal control matters.

(b)	This category includes fees for employee benefit plan audits, due diligence services and audits related to acquisitions.

(c)	This category includes fees for tax consulting services (e.g., Federal, state and local tax planning or preparation for the Company and its subsidiaries and technical tax advice).

      There were no services or fees billed to the Company by Ernst & Young for financial information systems design and implementation for the fiscal years ended December 31, 2002 and 2001.

STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total return to holders of our Common Stock with the cumulative total return on the Nasdaq Stock Market Composite Index-U.S., the JP Morgan H&Q Healthcare Information Services Index and the RDG Software Composite Index. The graph assumes that $100 was invested in our Common Stock and in the indices shown below on February 10, 2000, the date of our initial public offering, and assumes reinvestment of dividends. No dividends have been declared or paid on our Common Stock. Historic stock price performance is not necessarily indicative of future stock price performance.

COMPARISON OF 34 MONTH CUMULATIVE TOTAL RETURN*

AMONG QUOVADX, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
THE JP MORGAN H & Q HEALTHCARE INFORMATION SERVICES
AND THE RDG SOFTWARE COMPOSITE INDEX

	Cumulative Total Return

	2/10/00	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02

Quovadx, Inc.	100.00	79.86	29.86	25.00	28.47	36.98	75.00	69.17	50.83	46.17	34.89	7.78	13.44
Nasdaq Stock Market (U.S.)	100.00	116.62	101.42	93.33	62.50	46.64	54.97	38.14	49.58	46.98	37.45	30.04	34.30
JP Morgan H & Q Healthcare Information Services**	100.00	61.82	40.83	38.42	28.97	23.11	27.00	22.45	22.77
RDG Software Composite	100.00	116.58	99.69	93.49	63.76	48.64	64.08	39.81	53.78	49.61	39.23	30.48	37.42

*	$100 Invested on 2/10/00 in stock or on 1/31/00 in index-including reinvestment of dividends. Fiscal year ending December 31.

**	The JP Morgan H & Q Healthcare Information Services Index ceased to exist in March 2002.

SUBMISSION OF STOCKHOLDERS PROPOSALS FOR THE 2004 ANNUAL MEETING

      Our stockholders may submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to our board of directors. Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for the 2004 annual meeting of our stockholders (the “2004 Annual Meeting”). Any such stockholder proposals must be submitted in writing to the office of our Assistant Secretary at the address set forth in the Notice of Annual Meeting immediately preceding this proxy statement, no later than January 9, 2004 (unless the date of the 2004 Annual Meeting is more than 30 days before or after June 19, in which case the proposal must be received a reasonable time before the proxy statement is printed and mailed). Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement for the 2004 Annual Meeting.

      Alternatively, under our bylaws, a proposal or a nomination that the stockholder does not seek to include in the proxy statement for the 2004 Annual Meeting pursuant to Rule 14a-8 may be submitted in writing to the office of our Assistant Secretary, for the 2004 Annual Meeting no later than January 9, 2004 (unless the date of the 2004 Annual Meeting is more than 30 days before or after June 19, in which case the proposal must be received within a reasonable period of time before the proxy statement is printed and mailed). As described in our bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder’s ownership of our Common Stock. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our bylaws, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

By Order of the Board of Directors

ARTHUR F. SCHNEIDERMAN
Secretary

Englewood, Colorado

May 9, 2003

EXHIBIT A

CHARTER FOR THE

COMPENSATION COMMITTEE
OF
QUOVADX, INC.

(as adopted by the Board of Directors on December 12, 2002)

Purpose

      The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Quovadx, Inc. (the “Company”) shall be to discharge the Board’s responsibilities relating to compensation of the Company’s executive officers. The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company.

      The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

Statement of Policy

      The philosophy of the Compensation Committee is to provide compensation to the Company’s executive officers in such a manner as to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide incentives for such persons to perform to the best of their abilities for the Company, and to promote the success of the Company’s business.

Committee Membership and Organization

      The Compensation Committee will be appointed by and will serve at the discretion of the Board. The Compensation Committee shall consist of at least two members. The members of the Compensation Committee shall meet the (i) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended and (iii) definition of independence as set forth in the applicable Nasdaq rules.

      The members of the Compensation Committee will be appointed by the Board. Compensation Committee members will serve at the discretion of the Board.

Committee Responsibilities and Authority

      The responsibilities of the Compensation Committee include the following:

•	The Compensation Committee shall annually review and approve for the CEO and the executive officers of the Company (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements. Equity compensation arrangements involving executive officers that are “reporting persons” for purposes of Section 16 of the Exchange Act shall be reviewed and approved by the Compensation Committee such that the provisions of SEC Rule 16b-3 are complied with.

•	The Compensation Committee may make recommendations to the board with respect to incentive compensation plans.

•	The Compensation Committee may grant options to purchase the Company’s common stock pursuant to the Company’s equity compensation plans and may delegate such authority to grant options to such officers of the Company as the Compensation Committee deems appropriate and consistent with this Charter.

A-1

•	The Compensation Committee may form and delegate authority to subcommittees when appropriate.

•	The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

•	The Compensation Committee shall annually review its own performance.

•	The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of CEO or executive officer compensation and shall have sole authority to approve the consultant’s fees and other retention terms.

•	The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

Meetings

      The Compensation Committee will meet at least two times each year. The Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

Minutes

      The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Reports

      In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Compensation Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Compensation Committee’s charter.

Compensation

      Members of the Compensation Committee shall receive such fees, if any, for their service as Compensation Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers and per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

      Members of the Compensation Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

A-2

EXHIBIT B

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS
OF
QUOVADX, INC.

      The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company’s internal and external auditors.

      The members of the Audit Committee shall be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. Each member of the Audit Committee will meet the independence and experience requirements of the Nasdaq National Market. In particular, (1) each member will be an independent director (as defined in Nasdaq Rule 4200), (2) each member will be able to read and understand fundamental financial statements, and (3) at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background including a current or past position as a chief executive or financial officer or other senior officer with financial oversight.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee

      The Audit Committee shall make regular reports to the Board.

      The Audit Committee shall:

1. Provide oversight and monitor Company management and the independent auditor and their activities with respect to the Company’s financial reporting process.

2. Recommend the selection and, where appropriate, replacement of the independent auditor to the Board of Directors.

3. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

4. Review and approve the fees to be paid to the independent auditor for audit services and for tax-consulting services.

5. In no event shall the company’s designated independent auditor be retained for any non-audit, non-tax related consulting services.

6. Review the independent auditor’s proposed audit scope, approach and independence.

7. Review with management and the independent auditor the effect of regulatory and accounting initiatives on the Company’s financial statements.

8. Review the performance of the independent auditor, who shall be accountable to the Board of Directors and the Audit Committee.

9. Request from the independent auditor a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

10. Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

B-1

11. Direct the Company’s independent auditor to review, and review with management and the independent auditor, before filing with the SEC, the Company’s Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

12. Discuss with the Company’s independent auditor the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented.

13. Review with management and the independent auditor, before release, the audited financial statements and Management’s Discussion and Analysis in the Company’s Annual Report on Form 10-K.

14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter, to include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

15. Review and approve all related-party transactions. A related-party is one who can exercise control or significant influence over another party, to the extent that one of the parties may be prevented from pursuing its own separate interests.

16. Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

17. Provide a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A.

18. Review the Audit Committee’s own structure, processes and membership requirements and the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

19. Perform such other duties as may be requested by the Board of Directors.

      Meetings/ Minutes: The Audit Committee will meet at least quarterly or more frequently as circumstances dictate. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance. The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

B-2

EXHIBIT C

CHARTER FOR THE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
QUOVADX, INC.

Purpose

      The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board” or “Board of Directors”) of Quovadx, Inc. (the “Company”) shall be to assist the Board in identifying qualified individuals to become members of the Board of Directors, in determining the composition of the Board of Directors and its committees, in monitoring process to assess the effectiveness of the Board of Directors, and in developing and implementing the Company’s corporate governance guidelines.

Committee Membership and Organization

      Members of the Committee shall be appointed by and will serve at the discretion of the Board of Directors. The Committee shall consist of at least three members. Each member of the Committee shall meet (i) the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) the definition of independence as set forth in the applicable Nasdaq rules.

Committee Authorities and Responsibilities

      1.     To lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval at the annual meeting. The Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the stockholders.

      2.     To review the Board of Director’s committee structure and to recommend to the Board of Directors for its approval directors to serve as members of each committee. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

      3.     To develop and recommend to the Board of Directors for its approval a set of corporate governance guidelines. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

      4.     To develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluations.

      5.     To review on an annual basis compensation for the directors serving on the Board of Directors and its committees.

      6.     The Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion, subject to the approval of the Board of Directors and budget limitation set by the Board of Directors.

C-1

Meetings

      The Committee shall meet at least two times each year. The Committee may establish its own schedule, which it will provide to the Board of Directors in advance for approval. A quorum, consisting of a majority of the members of the Committee, must be present, in person or telephonically, at each meeting.

Minutes

      The Committee shall maintain written minutes of its meetings, which shall be filed with the minutes the Board of Directors in the Minute Books of the Company.

Reports

      The Committee shall report its actions and recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board of Directors for approval.

Compensation

      Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

      Members of the Committee may not receive any compensation from the Company, except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

C-2

The Board of Directors recommends a vote “FOR” each of the nominees	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

Item 1:	ELECTION OF DIRECTORS

Nominees:
01 Fred L. Brown
02 Charles J. Roesslein

FOR	WITHHOLD FOR ALL		YES
☐	☐	I will attend the Annual Meeting	☐

WITHHOLD FOR: (Write name(s) in space provided below)

Please sign exactly as your name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.
Dated:________________________________________________, 2003
Whether or not you plan to attend the meeting in person, you are urged to complete, date, sign and promptly mail this Proxy in the enclosed return envelope so that you shares may be represented at the meeting	Signature Signature if held jointly

• FOLD AND DETACH HERE •

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11pm Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE		MAIL
http://www.eproxy.com/qvdx		1-800-435-6710

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
QUOVADX, INC.

     The undersigned stockholder hereby appoints Lorine R. Sweeney and Linda K. Wackwitz, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all of the shares of Quovadx, Inc. common stock which the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 19, 2003 or any postponement or adjournment thereof, with all powers which the undersigned would possess if personally present at the Meeting.

(Continued and to be signed on reverse side)

 Address Change/Comments (Mark the corresponding box on the reverse side)

• FOLD AND DETACH HERE •

You can now access your Quovadx, Inc. account online.

Access your Quovadx, Inc. shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, agent for Quovadx, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN

Visit us on the web at http://www.Melloninvestor.Com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS — Establish a PIN	Step 2: Log in for Account Access	Step 3: Account Status Screen

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

The confidentiality of your personal information is protected using secure socket layer (SSL) technology.

• SSN or Investor ID
• PIN
• Then click on the (Establish PIN) button

Please be sure to remember your PIN, or maintain it in a secure place for future reference	You are now ready to log in. To access your account please enter your:

• SSN or Investor ID
• PIN
• Then click on the (Submit) button

If you have more than one account, you will now be asked to select the appropriate account.	You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Certificate History
• Book-Entry Information
• Issue Certificate
• Payment History
• Address Change
• Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-friday Eastern Time